Exhibit 23.2

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS






We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated January 14, 1998, related to the financial statements of Kanakaris Communications, Inc. (formerly Desience Corporation), and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                                       /s/ TANNER + CO.







Salt Lake City, Utah
November 8, 1999